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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 22, 2005


                               LIZ CLAIBORNE, INC.
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             (Exact name of registrant as specified in its charter)


                                     DELAWARE
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                 (State or other jurisdiction of incorporation)


                 001-10689                             13-2842791
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          (Commission File Number)           (IRS Employer Identification No.)


       1441 BROADWAY, NEW YORK, NEW YORK                  10018
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   (Address of principal executive offices)             (Zip Code)

                                 (212) 354-4900
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01    REGULATION FD DISCLOSURE

On November 22, 2005, in connection with the offer (which is subject to due diligence and mutually agreed definitive documentation) by Liz Claiborne, Inc., a Delaware corporation (the "Company"), to purchase all of the shares of J. Jill Group, Inc. ("J. Jill") as described in the Company's Form 8-K filed on November 18, 2005, the Company made available to shareholders of J. Jill materials regarding its proposal to J. Jill ("Presentation") through the "Investor Relations" hyperlink on the Company's website at http://www.lizclaiborne.com. A copy of the Presentation is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             EXHIBIT
             NUMBER       DESCRIPTION
             -------      -----------
               99.1       Presentation




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                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        LIZ CLAIBORNE, INC.


Date:  November 22, 2005                By: /s/ Roberta S. Karp
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                                            Roberta S. Karp
                                            Vice President and General Counsel